ABERDEEN FUNDS

Supplement to the Aberdeen Funds Statutory Prospectuses and Statements of Additional Information dated February 27, 2012, as supplemented to date.

The following is added to the bullet point list in the Aberdeen Funds Prospectuses in the section entitled, “Investing with Aberdeen Funds — Waiver of Class A and D Sales Charges” or “Investing with Aberdeen Funds — Waiver of Class A Sales Charges”, as applicable:

•                  Financial intermediaries who have entered into an agreement with a Fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

The following is added to the information in the Aberdeen Funds Statement of Additional Information in the section entitled, “Additional Information on Purchases and Sales — Waiver of Class A and Class D Sales Charges”:

The sales charge applicable to Class A and D shares may be waived for shares sold to financial intermediaries who have entered into an agreement with a Fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

The following is added to the information in the Aberdeen Emerging Markets Fund, Aberdeen Emerging Markets Institutional Fund and Aberdeen Core Plus Income Fund Statements of Additional Information in the section entitled, “Additional Information on Purchases and Sales — Waiver of Class A Sales Charges”:

The sales charge applicable to Class A shares may be waived for shares sold to financial intermediaries who have entered into an agreement with a Fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

THIS SUPPLEMENT IS DATED MAY 14, 2012.

Please keep this Supplement for future reference.